UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2007

NUCOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4119	13-1860817
(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (704) 366-7000

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 20, 2007, the Board of Directors of the Corporation approved amendments to Sections 1 and 4 of Article VI of the Corporation’s bylaws, effective immediately, to authorize the issuance and transfer of uncertificated shares of the Corporation’s common stock. These amendments were adopted to comply with the rules of the New York Stock Exchange (the “NYSE”) that require all NYSE-listed companies be eligible to participate in the Direct Registration System no later than January 1, 2008.

The Corporation’s bylaws, as amended and restated, are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 3.1	Bylaws of Nucor Corporation, as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUCOR CORPORATION

By:	/s/ Terry S. Lisenby
Terry S. Lisenby
Chief Financial Officer, Treasurer and Executive Vice President

Dated: December 20, 2007

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INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 3.1	Bylaws of Nucor Corporation, as amended and restated

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